                                                                  EXHIBIT 10.32

                             STANDARD OFFICE LEASE

1.      BASIC LEASE PROVISIONS ("Basic Lease Provisions").
        1.1 PARTIES: This Lease, dated, for reference purposes only, October 30, 1995, is made by and between John Hancock Mutual Life Insurance
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Company, a Massachusetts corporation (herein called "Lessor"), and Medical
                                                                   -------
Diagnostic Systems, L.L.C., a California corporation (herein called "Lessee").
----------------------------------------------------

        1.2     PREMISES:  Suite Number 202, consisting of approximately 3,854
                                        ---
rentable square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

        1.3 BUILDING: Commonly described as being located at 200 N. Westlake Boulevard, in the City of Thousand Oaks, County of Ventura, State of California, as more particularly described in Exhibit "B" hereto, and as defined in paragraph 2.

        1.4     PERMITTED USE:  Office, subject to paragraph 6.

        1.5     TERM:  five (5) years commencing November 15, 1995
                       --------
("Commencement Date") and ending November 14, 2000 (the "Expiration Date"), as
                                 -----------------
set forth in paragraph 3.

        1.6     BASE RENT: $ see section 4.3.4. per rentable square foot per
                             -----------------
month, or $ see section 4.3.4. per month, payable on the 1st day of each month,
            -----------------
in advance, per paragraph 4.1.

        1.7     BASE RENT INCREASE:  On see section 4.3.4., the monthly Base
                                        -----------------
Rent payable under paragraph 1.6 above shall be adjusted.

        1.8     RENT PAID UPON EXECUTION:  Five Thousand Five Hundred Eighty
                                           ---------------------------------
Eight and 30/100 Dollars ($5,588.30) for first month's rent.
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        1.9     SECURITY DEPOSIT:  Six Thousand Three Hundred Fifty Nine and
                                   -----------------------------------------
10/100 Dollars ($6,359.10).
--------------------------
        1.10    LESSEE'S SHARE OF OPERATING EXPENSES:  9.75% as defined in
                                                       ----
paragraph 4.2.

        1.11    EXPENSE BASE YEAR:  1996 as defined in paragraph 4.2.

2.      PREMISES, PARKING AND COMMON AREAS.
        2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

        2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto as Exhibit B, and as established by Lessor from time to time Lessee shall be entitled to rent and use up to fifteen (15) parking spaces in the Office Building Project at the
          ------------
monthly rate applicable from time to time for monthly parking as set by lessor and/or its licensee.

                2.2.1 If Lessee commits, permits or allows any of the prohibited activities, described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                2.2.2  The monthly parking rate per parking space will be $0.00
                                                                          -----
per month the term of this Lease. Notwithstanding anything to the contrary contained herein, any tax imposed on the privilege of occupying space in the parking facility, upon the revenues received by Lessor from the parking facility or upon the charges paid for the privilege of using the parking facility by any governmental or quasi-governmental entity may be added by Lessor to the monthly parking charges paid by Lessee at any time, or Lessor may require Lessee and other persons using the parking facility to pay said amounts directly to the taxing authority.

                2.2.3 Lessor agrees to conditionally waive all parking charges for the first twenty-four (24) calendar months of the Lease term. No amounts due to Lessor under the Lease other than the parking charges referred to above shall be conditionally waived. In the event Lessee commits a default, as defined in Section 13 of the Lease, the parking charges coming due thereafter shall not be waived, and all parking charges that Lessor conditionally waived in the past shall be immediately due and payable by Lessee to Lessor. If the Lease expires in accordance with its terms and does not terminate as a result of a default by Lessee, Lessor agrees to permanently waive the parking charges it has conditionally waived. Beginning month nineteen (19) the parking rate shall be at the ten prevailing building rate.

        2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are


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provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including, but not limited to, common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

        2.4 COMMON AREAS - RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

        2.5 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

               (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, discretion of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

               (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

               (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

               (d) To add additional buildings and improvements to the Common Areas;

               (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion hereof;

               (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.      TERM.

        3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

        3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee in the condition called for by the work letter of even date herewith being entered into by and between Lessor and Lessee, a copy of which is attached hereto as Exhibit C (the "Work Letter"), on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in his Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined.

               3.2.1 POSSESSION TENDERED - DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease and the Work Letter are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1.

               3.2.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, to the extent of any delays caused by acts or omissions of Lessee, its agents, employees and contractors.

        3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent of such occupancy.

        3.4 UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall, upon request by Lessor, execute an amendment to this Lease establishing the date of Tender Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.      RENT.

        4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.8, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph
1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

        4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

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               (a)  "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is under stood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project. It is further agreed that Lessee shall in no event be entitled to a credit to or adjustment of Lessee's Share of Operating Expenses payable hereunder, even if the ratio of Operating Expenses actually paid by Lessee compared to total Operating Expenses actually paid by other lessees of the Office Building Project exceeds Lessee's Share (as if might, by way of example only and not limitation, if some leases of the Office Building Project are made on a "gross" basis, in which case the lessees under such leases would not directly pay any portion of the Operating Expenses).

               "Comparison Year" is defined as each calendar year during the term of the Lease subsequent to the Base Year. Operating expenses shall be based on 95% occupancy level with the building fully assessed for real estate tax purposes.

               (b) "Operating Expenses" is defined, for purposes of the Lease, to include all costs, it any, incurred by Lessor in the exercise of its reasonable discretion, for: Tenant shall not be responsible for any increase in real estate taxes due to a transfer, sale or refinancing of the property during the first thirty six (36) months of the Lease Term.

                    (i) The operation, repair, maintenance and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including, but not limited to, the following:

                    (aa) The common areas, including their surfaces, coverings, decorative items, carpet, drapes, and window coverings and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscape areas, striping bumpers, irrigations systems, Common Area lighting facilities, building exteriors and roofs, fences and gates.

                    (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for benefit of, lessees or occupants of the Office Building Project, including elevators, and escalators. Lessee directories, fire detection systems including sprinkler systems maintenance and repair.

               (ii)  Trash disposal, janitorial and security services;

               (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

               (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof.

               (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.0 hereof;

               (vi) The cost of water, sewer, gas, electricity and other publicly mandated services to the Office Building Project;

               (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies, and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project.

             (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on unamortized balance as is then reasonable in the judgment of Lessor's accountants);

               (ix) Replacements of equipment or improvements as amortized over such equipment or improvement's useful life for depreciation purposes according to federal income tax guidelines.

                (x) Environmental Damages (as hereinafter defined) to the extent not recovered by such Lessor directly from any lessees of the Office Building Project.

        (c) Operating expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other lease, or by


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insurance proceeds.

        (d) Lessee's Share of Operating Expenses shall be payable within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operation Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each calendar year of the Lease term, on the same day as Base rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph
4.2 (e) during said proceeding calendar year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee Share of Operating Expenses next falling due. If Lessee payments under this paragraph during said proceeding calendar year were less that Lessee's Share as indicated on the statement, Lessee shall pay to Lessor the amount of deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

        4.3     Rent Increases.

                4.3.4 The monthly Base Rent under the Lessee shall as of the dates specified below, be increased to the following amounts:

Date                Revised Monthly Base Rent
----                -------------------------
11/15/96            $1.50 rsf / $5,781.00
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11/15/97            $1.60 rsf / $6,166.40
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11/15/99            $1.65 rsf / $6.359.10
--------            ---------------------

--------            ---------------------

                4.3.5 Lessee shall continue to pay rent at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments than due. Thereafter the rental shall be paid at the increased rate.

                4.3.6 At such time as the amounts of any change in rental required by this Lease is known or determined. Lessor and Lessee shall execute setting forth such.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise



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defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions, Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of the Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit, and under no circumstances shall Lessor be required to keep the Security Deposit separate from its other funds or in an interest-bearing account, nor shall Lessee be entitled to any interest on such amounts regardless of whether or not the Security Deposit is deposited in an interest-bearing account.

6.      PERMITTED USE.

        6.1 PERMITTED USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions and for no other purpose.

        6.2    COMPLIANCE WITH LAW.

               (a) Lessor makes no representation or warranty to Lessee regarding the condition of the Premises or with respect to whether or not the Premises, or the use for which Lessee will occupy the Premises, will violate any covenants or restrictions of record, or any applicable building code, regulation, law or ordinance in effect on the Lease term Commencement Date or at any other time.

               (b) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

        6.3    CONDITION OF PREMISES.

               (a) Lessor shall deliver the Premises to Lessee on the Lease Commencement Date (unless Lessee is already in possession), but makes no representation or warranty regarding the condition of the Premises.

               (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.      MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

        7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls (but not the interior walls within the Premises), roof, and Common Areas, in good condition and repair provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof, or on account of any interruption of services or of access to the Premises, Building or Office Building Project. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

        7.2    LESSEE'S OBLIGATIONS.

               (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessor perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

               (b) On the last day of the term hereof, or on any sooner termination, Lessee shall


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
surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations. furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

        7.3    ALTERATIONS AND ADDITIONS.

               (a) Lessee shall not, without Lessors prior written consent make any alterations, improvements additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

               (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

               (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

               (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. Lessee shall at all times keep the Premises, the Building and the Office Building Project free and clear of liens attributable in any way to a work of improvement commissioned by Lessee, or to the acts or omissions of Lessee, any of Lessee's employees, agents, or contractors, or any of their employees, agents or sub-contractors. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount not less than one hundred fifty percent (150%) of the amount of such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

               (e) All alterations, improvements, additions and Utility installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

               (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

        7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.      INSURANCE; INDEMNITY.

        8.1 LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $2,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor and any mortgagee of which Lessee has been provided notice as additional insureds against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

        8.2 LIABILITY INSURANCE-LESSOR. Although Lessor shall not be required to maintain any liability insurance, any premiums for liability insurance maintained by Lessor relating to the Premises, the Building or the Office Building Project shall be Operating Expenses hereunder.

        8.3 PROPERTY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost all-risks insurance, including without limitation fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement costs, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

        8.4 PROPERTY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

        8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease.

        Each policy required to be obtained by Lessee hereunder shall: (a) be issued by insurers authorized to do business in the state in which the Building is located and rated not less than financial class X, and not less than policyholder rating A, in the most recent version of Best's Key Rating Guide, or the equivalent rating in any other comparable guide selected by Lessor (provided that, in any event, the same insurance company shall provide the coverages described in paragraphs 8.1 and 8.3 above); (b) be in form reasonably satisfactory from time to time to Lessor (c) name Lessee as named insured thereunder and shall name Lessor and, at Lassoes request, Lassoes mortgagees and ground lessors of which Lessee has been informed in writing, as additional insureds (d) not have a deductible amount exceeding Five Thousand Dollars ($5,000.00); (e) specifically provide that the insurance afforded by such policy for the benefit of Lessor and Lessor's mortgagees and ground lessors shall be primary, and any insurance carried by Lessor or Lessor's mortgagees and ground lessors shall be excess and non-contributing; (f) except for worker's compensation insurance, contain an endorsement that the insurer waives its right to subrogation as described in paragraph 8.6 below: and (g) contain an undertaking by the insurer to notify Lessor (and the mortgagees and ground lessors of Lessor who are named as additional insureds) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Lessee agrees to deliver to Lessor, as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after the date Lessee takes possession of all or any part of the Premises, certified copies of each such insurance policy (or certificates from the insurance company evidencing the existence of such insurance and Lessee's compliance with the foregoing provisions of this paragraph 8). Lessee shall cause replacement policies or certificates to be delivered to Lessor not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein. Lessee shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided herein, and Lessor shall have the right, but not the obligation, to procure such policies and certificates at Lessee's expense.

        8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by properly insurance carded by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

        8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

     8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) 'Premises Damage' shall mean if the Premises are damaged or destroyed to any extent.

          (b) 'Premises Building Partial Damage' shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

          (c) 'Premises Building Total Destruction' shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

          (d) 'Office Building Project Buildings' shall mean all of the buildings on the Office Building Project site.

          (e) 'Office Building Project Buildings Total Destruction' shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

          (f) 'Insured Loss' shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph S. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

          (g) 'Replacement Cost' shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

     9.2  PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

          (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent sufficient insurance proceeds are available and the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

          (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

     9.3 PREMISES BUILDING TOTAL DESTRUCTION; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4  DAMAGE NEAR END OF TERM.

          (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessors election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) If, in the event of Premises Damage, Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within nine (9) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

          (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Applicable Taxes, as defined in paragraph 4.2, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Tax Share in accordance with the provisions of paragraph 4.3. except as otherwise provided in paragraph 10.2.

     10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in Applicable Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.3 the entirety of any increase in Applicable Taxes if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.4 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessors work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     10.5 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary , fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy assessment or charge (i) in substitution of, partially or totally, any tax fee, levy assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinabove included within the definition of 'real property tax,' or
(iii) which is imposed for a service or right not charged prior to June 1, 1989, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

11.  UTILITIES.

     11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or flourescent tubes and ballasts for standard overhead fixtures. Costs incurred by Lessor in providing such services shall be Operating Expenses.

     11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

     11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service, regardless of whether or not the cause thereof was within Lessor's control.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. 'Transfer' within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or after the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.

          (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment without being deemed to have consented thereto.

          (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

          (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

          (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; provided, however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

          (f) In the event of any default under this Lease, Lessor may proceed directly against

Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

          (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessors election, render Lessor's said consent null and void.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessors consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

          (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

          (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessors prior written consent.

          (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

          (f) Notwithstanding anything to the contrary in the foregoing, any rent or other economic consideration received by Lessee as a result of an assignment or subletting which exceeds, in the aggregate, (i) the total rent which Lessee is obligated to pay to Lessor under the Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any reasonable and customary brokerage commissions (not to exceed three percent (3%) of base rent payable under the assignment or sublease), and attorneys' fees (not to exceed $750 per assignment at subletting) actually paid by Lessee in connection with such assignment or subletting, shall be paid to Lessor within ten (10) days after receipt thereof as additional rent hereunder, without altering or reducing any other obligations of Lessee hereunder.

     12.4 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including without limitation attorneys', architects', engineers' and other consultants' fees.

     12.5 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessors determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other lessees, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a







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

material default of this Lease by Lessee:

          (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

          (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

          (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

          (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default it Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

          (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a 'debtor' as defined in 1 1 U.S.C. _ 1 01 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     13.2 LESSOR'S REMEDIES.

          (a) Termination. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder. In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee:

               (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (ii) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus

               (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonable avoided; plus

               (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which. in the ordinary course of things, would be likely to result therefrom including, but not limited to: "Unreimbursed Leasehold Improvement Costs' (as defined below); attorneys' fees; brokers' commissions-, the costs of refurbishment, alterations, renovation and repair of the Premises; and removal (including the repair of damage caused by such removal) and storage (or disposal) of Lessee's personal property, equipment, fixtures, Lessee's alterations, additions, leasehold improvements and any other items which Lessee is required under this Lease to remove but does not remove. As used herein, the term "Unreimbursed Leasehold Improvement Costs' shall mean the product when multiplying (i) the sum of any leasehold improvement allowance plus any other costs provided, paid or incurred by Lessor in connection with the design and construction of the initial leasehold improvements installed in the Premises on or prior to the Commencement Date pursuant to the Work Letter, by (ii) the fraction, the numerator of which is the number of months of the term of this Lease not yet elapsed as of the date on which this Lease is terminated (excluding any unexercised renewal options), and the denomination of which is the total number of months of the term of this Lease (excluding any unsecured renewal options). For example, if the total costs paid or incurred by Lessor with respect to the initial leasehold improvements was $100,000.00, the Lease term was sixty (60) months, and the Lease was terminated by reason of Lessee's default at the end of twelve (12) months, the Unreimbursed Leasehold Improvement Costs would be equal to $80,000.00 (i.e., $80,000.00 equals $100,000.00 x 48/60).

          As used in subparagraphs (i) and (ii), above, the "worth at the time of award" is computed by allowing interest at the maximum interest rate which Lessor is permitted by law to charge to Lessee (the "Lease Rate"). As used in subparagraph (iii), above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (b) Re-Entry Rights. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Lessor pursuant to this paragraph 13.2(b), and no acceptance of surrender of the Premises or other action on Lessor's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.

          (c) Continuation of Lease. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the right to continue this Lease in full force and effect, whether or not Lessee shall have abandoned the Premises. The foregoing remedy shall also be available to Lessor pursuant to California Civil Code
Section 1951.4 and any successor statute thereof in the event Lessee has abandoned the Premises. In the event Lessor elects to continue this Lease in full force and effect pursuant to this paragraph 13.2(c), then Lessor shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Lessor's election not to terminate this Lease pursuant to this paragraph 13.2(c) or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Lessor from subsequently electing to terminate this Lease or pursuing any of its other remedies.

          (d) Rights and Remedies Cumulative. All rights, options and remedies of Lessor contained in this paragraph 13.2 and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this paragraph 13.2 shall be deemed to limit or otherwise affect Lessee's indemnification of Lessor pursuant to any provision of this Lease.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first Mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

      13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Lessee's Share of Operating Expenses, Lessee's Tax Share or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called 'condemnation'), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expenses and Lessee's Tax Share shall be reduced as set forth in paragraph 4.2 in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation. Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  BROKER'S FEE.

     (a) The brokers involved in this transaction are Charles Dunn as "listing broker" and Daum Commercial as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ N/A for brokerage services rendered by said broker(s) to Lessor in this transaction.

     (b) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

     (c) Lessee and Lessor each represents and warrants to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys" fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.  ESTOPPEL CERTIFICATE.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed, and (iii) in the case of Lessee, certify as to such other matters as may be requested by Lessor or by a prospective purchaser or encumbrancer of all or any part of the Office Building Project. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance, and (iv) if Lessor is the requesting party, there are no remaining obligations of the requesting party under this Lease yet to be performed.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners and any receiver, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due (the "Lease Rate"). Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessors knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease. and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California applicable to contracts to be wholly performed within such State.

30.  SUBORDINATION.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall, without the necessity of Lessee or any other party executing any additional documentation, be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

      (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.  ATTORNEYS' FEES.

     31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

32.  LESSOR'S ACCESS.

     32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessors prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  OPTIONS.

     39.1 DEFINITION. As used in this paragraph the work "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right or first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.


     39.4 EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and Unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12-month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force of effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, (iii) Lessor gives to Lessee three or more notices of default under paragraph
13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.  SECURITY MEASURES--LESSOR'S RESERVATIONS.

     40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(g).

     40.2 Without limiting its rights at law or elsewhere under this Lease, Lessor shall have the following rights:

          (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days' prior written notice;

          (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

          (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

          (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

     40.3 Lessee shall not:

          (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

          (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  EASEMENTS.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. BUILDING PLANNING. If Lessor requires the Premises for use by another lessee or for other reasons connected with its Building planning program, then Lessor shall have the right, upon sixty (60) days' prior written notice to Lessee, to relocate the Premises to other space in the Building of substantially similar size as the Premises, and with tenant improvements of substantially similar age, quality and layout as then existing in the Premises. In the event of any such relocation, Lessor shall pay for the cost of providing such substantially similar tenant improvements (but not any furniture or personal property), and Lessor shall reimburse Lessee, within thirty (30) days after Lessor's receipt of invoices and paid receipts, for the reasonable moving, telephone installation and stationery reprinting costs actually paid for by Lessee in connection with such relocation. If Lessor so relocates Lessee, the terms and conditions of this Lease shall remain in full force and effect and apply to the new space, except that (a) a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space, (b) all of paragraph 1 of this Lease shall be amended to include and state all correct data as to the new space (such as, by way of example only and not by way of limitation, any recalculated square footage, Base Rent and Lessee's share of Operating Expenses), and (c) such new space shall thereafter be deemed to be the "Premises". Lessor and Lessee agree to cooperate fully in order to minimize the inconvenience of Lessee resulting from such relocating.

43. LESSOR'S RIGHT TO PERFORM. Except as specifically provided otherwise in this Lease, all covenants and agreements by Lessee under this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any abatement or offset of rent. If Lessee shall fail to pay any sum of money (other than Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for three (3) days with respect to monetary obligations (or ten (10) days with respect to nonmonetary obligations) then, notwithstanding anything to the contrary provided elsewhere herein, after Lessee's receipt of written notice thereof from Lessor, Lessor may, without waiving or releasing Lessee from any of Lessee's obligations, make such payment or perform such other act on behalf of Lessee. All sums so paid by Lessor and all necessary incidental costs incurred by Lessor in performing such other acts, together with interest at the Lease Rate, shall be payable by Lessee to Lessor within five (5) days after demand therefor as additional rent. The foregoing rights are in addition to any and all remedies available to Lessor upon Lessee's default as described in paragraph 13.2.

44. LIMITATION ON LESSOR'S LIABILITY. Notwithstanding anything contained in this Lease to the contrary, the obligations of Lessor under this Lease (including any actual or alleged breach or default by Lessor) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, or Lessor's mortgagees, and Lessee shall not seek recourse against the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, or Lessor's mortgagees, or any of their personal assets, for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Lessee and notwithstanding anything contained in this Lease to the contrary, Lessee hereby covenants and agrees for itself and all of its successor and assigns that the liability of Lessor for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Lessor), shall be limited solely to, and Lessee's and its successors' and assigns' sole and exclusive remedy shall be against, Lessor's interest in the Office Building Project and proceeds therefrom, and no other assets of Lessor.

45.  TOXIC MATERIALS.

          (a)  Definitions.

     For purposes of this paragraph 45, "Hazardous Material" shall mean any substance:

          (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy; or

          (ii) which is or becomes defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation, ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.); or

          (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

          (iv) the presence of which on the Premises, Building or Office Building Project causes or threatens to cause a nuisance upon the Premises, Building or Office Building Project or to adjacent properties or poses or threatens to pose a hazard to the Premises, Building or Office Building Project or to the health or safety of persons on or about the Premises, Building or Office Building Project; or

          (v) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

          (vi) without limitation which contains polychlorinated bipheynols
(PCBs), asbestos or urea formaldehyde foam insulation; or

          (vii) which is or becomes defined as "medical waste" under the Medical Waste Management Act (Health & Safety Code Sections 25015-25099.3).

        For purposes of this paragraph 45, "Environmental Requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, including without limitation:

          (i) all requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of "Hazardous Materials," chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature; and


          (ii) all requirements pertaining to the protection of the health and safety of employees or the public

        For purposes of this paragraph 45, "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement of judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result of the existence on or after the date upon which Lessee takes possession of the Premises (the "Possession Date") of "Hazardous Material" upon, about, beneath the Premises, Building or Office Building Project or migrating or threatening to migrate to or from the Premises, Building or Office Building Project or the existence of a violation of "Environmental Requirements" pertaining to the Premises, Building or Office Building Project, regardless of whether the existence of such "Hazardous Material" or the violation of "Environmental Requirements" arose prior to the present ownership or operation of the Premises, Building or Office Building Project, and including without limitation:

          (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Premises, Building or Office Building Project, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or on behalf of employees of Lessee, with respect to which Lessee waives any immunity to which it may be entitled under any industrial or worker's compensation laws;

          (ii) fees incurred for the service of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such "Hazardous Materials" or violation of "Environmental Requirements" including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remedial, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Premises, Building or Office Building Project or any other property or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing this Lease or collection of any sums due hereunder

          (iii) liability to any third person or governmental agency to indemnify such person or agency for costs expended in connection with the items referenced in subparagraph (ii) herein; and

          (iv) diminution in the value of the Premises, Building or Office Building Project, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Premises, Building or Office Building Project.

     (b)  Lessee's Obligations.

     Lessee, at its sole cost and expense, shall comply with all Environmental Requirements relating to the storage, use and disposal of all Hazardous Materials, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as the same may be amended from time to time. If Lessee does store, use or dispose of any Hazardous Materials, Lessee shall notify Landlord in writing at least ten (10) days prior to the first appearance of such materials on the Premises, Building or Office Building Project, and Lessor shall have the right to disapprove of Lessee's use thereof on the Premises (provided that Lessor's failure to disapprove thereof shall not constitute Lessor's approval thereof or excuse Lessee from complying with the terms of this paragraph 45), and Lessee's failure to so notify Lessor shall constitute a default under this Lease. Lessee shall be solely responsible for and shall protect, defend, indemnify, and hold Lessor, its agents and contractors harmless from and against all Environmental Damages arising out of or in connection with the storage, use and disposal of Hazardous Materials by Lessee, its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees. If the presence of Hazardous Materials on the Premises, Building or Office Building Project caused or permitted by Lessee results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established by any governmental agency having jurisdiction over such contamination, then Lessee shall, at its sole cost and expense, promptly take any and all action necessary to clean up such contamination if required by law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Premises, Building or Office Building Project. If at any time prior to the expiration of the Lease term, Lessor shall reach a reasonable good faith determination that Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees have at any time violated any Environmental Requirements, discharged any Hazardous Material onto the Premises, Building or Office Building Project, or surrounding areas or otherwise subjected Lessor or the Office Building Project to liability for Environmental Damages, then Lessor shall have the right to require Lessee to conduct appropriate tests of water and soil and to deliver to Lessor the result of such tests to demonstrate that no contamination in excess of legally permitted levels has occurred as a result of Lessee's use of the Premises, Building or Office Building Project. If the presence of Hazardous Materials on the Premises, Building or office Building Project is caused or permitted by Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees such that Lessor or Lessee becomes obligated to conduct the necessary clean-up of such contamination as required above, then, Lessee shall further be solely responsible for, and shall protect, defend, indemnify and hold Lessor, its agents and contractors harmless from and against all claims, costs and liabilities, including actual attorneys' fees, expert witness fees and costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Premises, Building or office Building Project and any other property of whatever nature to conditions which existed prior to Lessee's use thereof and which are within acceptable levels according to all Environmental Requirements or any other Federal, State or local governmental requirements. Lessee's obligations hereunder shall survive the termination of this Lease.

     46. MODIFIED GROSS LEASE. Lessee acknowledges and agrees that this Lease is of the type commonly referred to as a "modified gross" Lease, and that accordingly, and without limiting the generality of the foregoing or any other provision of the Lease, Lessee shall be responsible for the payment of its separately metered suite electrical utilities and for its pro-rata share of the increase in the Office Building Project operating expenses over the Base Year, subject to Section 4.2.

47. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

48. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the computer-generated, typewritten or handwritten provisions, if any, shall be controlled by the computer-generated, typewritten or handwritten provisions,

49. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

50. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

51. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

52. WORK LETTER. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee attached hereto as Exhibit E and incorporated herein by this reference.

53. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF THE LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.



     IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OF THE TRANSACTION RELATING
     THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVISE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.



"LESSOR"                            "LESSEE"



JOHN HANCOCK MUTUAL LIFE            MEDICAL DIAGNOSTIC SYSTEMS, L.L.C.
INSURANCE COMPANY



By /s/ JOHN MCDONOUGH             By  /s/ ROBERT H. GUREVITCH
  -----------------------------     -----------------------------

  John McDonough                    Robert H. Gurevitch
  -----------------------------     -----------------------------
                                            (print name)

Its   Investment Officer         Its   President
   ----------------------------     -----------------------------



EXHIBIT LEASE

EXHIBIT A - Premises
EXHIBIT B - Rules and Regulations
EXHIBIT C - Addendum

                                GUARANTY OF LEASE



     WHEREAS, JOHN HANCOCK MUTUAL LIFE INSURANCE, hereinafter referred to as "Lessor", and MEDICAL DIAGNOSTIC SYSTEMS, L.L.C., hereinafter referred to as "Lessee", are about to execute a document entitled "Lease", dated October 30, 1995, concerning the Premises commonly known as 200 Westlake Blvd., #202, Westlake Village, California 91362, wherein Lessor will lease the Promises to Lessee; and

     WHEREAS, ROBERT H. GUREVITCH, hereinafter referred to as "Guarantor" have a financial interest in Lessee; and

     WHEREAS, Lessor would not execute the Lease if Guarantor did not execute and deliver to Lessor this Guaranty of Lease,

     NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessee to execute said Lease, Guarantor hereby jointly, severally, unconditionally and irrevocably guaranty the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

     It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guaranty in performance of said Lease as so changed, modified, altered or assigned.

     This Guaranty shall not be released, modified or affected by failure or delay on the part of to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or a law of in equity.

     No notice of default need be given to Guarantor, it being specifically agreed and understood that the Guaranty of the undersigned is a continuing Guaranty under which Lessor may proceed forthwith and immediately against Lessee or against Guarantor following any breach or default by Lessee, or for the enforcement of any rights which Lessor may have as against Lessee pursuant to or under the terms of the within Lease of at law or in equity.

     Lessor shall have the right to proceed against Guarantor hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantor.

     Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (d) any right to require Lessor to apply to a default any security deposit or other security It may hold under the Lease, (a) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantor, (f) any right of subrogation.

     Guarantor does hereby subrogate all existing or future indebtedness of Lessee to Guarantor to the obligations owed to Lessor under the Lease and this Guaranty.

     Any married woman who signs this Guaranty expressly agrees that recourse may be had against her separate property for all of her obligations hereunder.

     The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same relative to Guarantor.

     The term "Lessor" whenever hereinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor, whether by outright assignment or by assignment for security, and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased Premises or the rents, issues and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Lessor's interest in the leased Premises or under said Lease shall affect the continuing obligation of Guarantor under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee of purchaser.

      The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interest of said Lessee, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

      In the event any action be brought by said Lessor against Guarantor hereunder to endorse the obligation of Guarantor hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.



Dated:          11-6-95
      ----------------------------


/s/ ROBERT H. GUREVITCH
----------------------------------
         ROBERT H. GUREVITCH